News Release	The Procter & Gamble Company One P&G Plaza Cincinnati, OH 45202

P&G ACCELERATES PACE OF CHANGE FOR SHAREHOLDER VALUE CREATION
Demonstrates Superiority, Productivity and Organization Strategies Driving Improved Results
Highlights Efforts to Lead "Constructive Disruption" for Future Success
Simplifies Organization Structure to Increase Focus, Agility and Accountability

CINCINNATI, Nov. 8, 2018 – The Procter & Gamble Company (NYSE: PG) today updated shareowners and analysts on significant progress toward its goals of delivering stronger, balanced growth and value creation.  The Company affirmed its focus on its core growth strategy of delivering noticeable brand superiority; driving productivity improvement and cost savings to fuel investments and margin; and transforming P&G's organization and culture. This growth strategy is driving improved results, including faster top-line growth, increased consumption, and market share growth.

Under the theme of "leading constructive disruption," P&G highlighted a broad range of initiatives across innovation, brand building, supply chain, information technology and citizenship that are creating new levels of competitive advantage for the Company and its brands.  The Company also announced several organization changes, effective July 1, 2019, that will simplify the management structure and further increase focus, agility and accountability. A replay of today's presentation is available at www.pginvestor.com.

"To deliver growth for P&G shareowners, we are accelerating the pace of change and stepping up execution to meet the challenges of today's dynamic world. We are leading constructive disruption across the entire value chain, creating a more focused, more agile and more productive company designed to win with consumers at the speed of the market," said David Taylor, Chairman, President and Chief Executive Officer.  "We remain focused on creating and extending noticeable superiority of our brands, driving productivity improvement and cost savings to fuel investments and margin, and transforming P&G's organization and culture.

"We've made good progress in each of these areas, which is showing up in our results.  Consumption of P&G products is increasing.  Market share is up globally, and it's translating into faster top-line growth," continued Taylor.

During today's presentation, multiple P&G business leaders discussed how improvements in five areas of competitive superiority (product performance, packaging, consumer communication, retail execution in-store and online, and consumer and customer value) are driving stronger business results.  These leaders also highlighted new initiatives from Tide, Downy/Lenor, Always, Olay, SK-II and Gillette that will continue this momentum.

P&G executives leading Research & Development, Brand Building, Supply Chain, and Information Technology highlighted multiple efforts already underway to step-change effectiveness and efficiency in each of these areas.  Taylor discussed P&G's achievements and objectives in corporate citizenship.

Increasing Organization Focus, Agility and Accountability

Building on a series of improvements already in place, the Company announced a new, simpler management structure to provide greater clarity on responsibilities.  New reporting lines will strengthen leadership accountability and enable P&G people to accelerate growth and value creation.

Beginning July 1, 2019, the Company will operate though six industry-based Sector Business Units (SBUs) for the largest geographic markets, led by Sector Business Unit CEOs who will report to Taylor.  These SBUs will have direct sales, profit, cash and value creation responsibility for its largest markets – U.S., Canada, China, Japan, U.K., Germany, France, Spain, Italy, Russia and smaller adjacent countries – accounting for about 80% of Company sales and 90% of after-tax profit.   The SBUs will have responsibility for all facets of the business in these markets:  consumer understanding, product and package innovation, brand communications, selling and retail execution, and supply chain.  In these markets, the Company will continue to provide scaled market services to help the SBUs operate efficiently and with high quality.

Responsibility for the remaining markets will be organized into a separate unit with sales, profit, and value creation responsibility. The SBUs will provide innovation plans and operating frameworks to drive growth and value creation in these markets.  The intent is to give these markets executional freedom, with just enough framework, to ensure their success.

The Company will continue to reduce the level of corporate resources, with about 60% of corporate work shifting to the business units and markets and will retain a core set of corporate resources needed to sustain the ongoing health, viability and sustainability of the Corporation.  This includes back-office operations, governance and stewardship, and some areas requiring deep mastery.  In particular, P&G will retain its Corporate Research & Development group that invents upstream platform technologies to benefit multiple businesses and opens opportunities for P&G to get into entirely new businesses.

Chief Financial Officer Jon Moeller will expand his responsibilities to include the operations side of the Company and will be appointed Vice Chairman, Chief Operating Officer and Chief Financial Officer, continuing to report to Taylor.  In this capacity, Moeller will assume responsibility for markets beyond those managed directly by the SBUs, Market Operations providing scaled market services, and functions that support operations.

The Company reiterated this structure supports continued focus on the streamlined portfolio of 10 product categories; ongoing efforts to move resources closer to the consumers and customers it serves; supplementing internal talent with skilled, experienced external hiring; improving category dedication and mastery; strengthening of compensation and incentive programs; and ongoing improvements in productivity.

"This is the most significant organization change we've made in the last 20 years," Taylor concluded.  "We will have a more engaged, agile and accountable organization focused on winning with consumers through superiority, fueled by productivity, and operating at the speed of the market."

Forward-Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions.  Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include, without limitation:  (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom's decision to leave the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13)  the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, intellectual property, antitrust, data protection, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company's overall business strategy and financial objectives, without impacting the delivery of base business objectives; and (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited.  For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

About Procter & Gamble

P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit http://www.pg.com for the latest news and information about P&G and its brands.

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P&G Media Contact:
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P&G Investor Relations Contact:
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